                                                                   EXHIBIT 1.2

                            UNDERWRITING AGREEMENT
                             (Asset-Backed Notes)

                                                            New York, New York
                                                                _____ __, 200_
[Lead Underwriter's name and address]

Ladies and Gentlemen:

SECTION 1.  Introduction.  Wachovia  Mortgage  Loan  Trust,  LLC,  a  Delaware
limited   liability   company  (the  "Company"),   proposes  to  sell  to  the
Underwriters  named  on  Schedule  I  hereto  (the   "Underwriters")   through
__________,  as  representative  of the Underwriters  (the  "Representative"),
$_______  principal  amount of its Class __ Asset-Backed  Notes  identified in
Schedule I hereto (the  "Offered  Notes")  having the  aggregate  initial Note
Balance set forth in  Schedule I (subject  to an upward or downward  variance, not to exceed __%, of the precise  initial Note  Balance  within such range to be  determined  by the  Company  in its sole  discretion).  As of the close of business  on the  date  specified  in  Schedule  I as the  cut-off  date  (the
"Cut-Off Date"), the Mortgage Loans will have the aggregate  principal balance set forth in Schedule I. This  Underwriting  Agreement  shall  hereinafter  be referred to as the  "Agreement."  The Offered Notes are to be issued  pursuant to an Indenture, dated as of _____ __, 200_ (the "Indenture"),  among Wachovia
Mortgage  Loan  Trust,  LLC  [_____]  Trust  (the  "Issuer"  or the  "Trust"),
__________,  as indenture trustee (the "Indenture Trustee") and __________, as paying  agent (the  "Paying  Agent")  and  secured by the assets of the Issuer
consisting   primarily   of  a  pool   of   fixed-rate   and   adjustable-rate
one-to-four-family  residential  mortgage  loans,  as  described in Schedule I
(the  "Mortgage  Loans") to be acquired by the Company  pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement"),  dated _____
__, 200_,  between the Company and  __________  (the  "Seller").  The Mortgage
Loans will be  transferred  by the  Depositor  to the Issuer  pursuant  to the
Trust Agreement,  dated as of _____ __, 200_ (the "Trust  Agreement")  between the  Depositor  and  Wilmington  Trust  Company as Owner  Trustee (the "Owner
Trustee").  [The  Offered  Notes  will  be  subject  to  a  yield  maintenance agreement,  dated as of _____ __,  200_,  between  the Owner  Trustee  and the
Yield Maintenance  Provider (the "Yield Maintenance  Agreement").] The Offered
Notes  will be  issued  in the  denominations  specified  in  Schedule  I. The
Indenture,  this  Agreement,  the  Trust  Agreement[,  the  Yield  Maintenance
Agreement] and the Mortgage Loan Purchase Agreement are collectively  referred to herein as the "Basic Documents."

      Capitalized  terms used herein  that are not  otherwise  defined  herein have the meanings assigned thereto in the Indenture.

SECTION 2.  Representations  and  Warranties  of the Company.  (A) The Company
represents and warrants to the Underwriters as follows:

(a)   The  Company  meets  the  requirements  for use of  Form S-3  under  the
Securities  Act of 1933,  as  amended  (the  "Act"),  and has  filed  with the
Securities  and  Exchange   Commission   (the   "Commission")  a  registration
statement  on such Form (the file  number of which is set forth in  Schedule I hereto),  which has become  effective,  for the registration  under the Act of the Offered  Notes.  Such  registration  statement,  as amended to the date of this Agreement,  meets the requirements set forth in Rule 415(a)(1)  under the
Act and complies in all other  material  respects with said Rule.  The Company proposes to file with the  Commission  pursuant  to  Rule 424  under the Act a supplement to the form of prospectus  included in such registration  statement relating to the  Offered  Notes and the plan of  distribution  thereof and has previously advised the Underwriters of all further information  (financial and
other)  with   respect  to  the  Company  to  be  set  forth   therein.   Such
registration  statement,  including  the exhibits  thereto,  as amended to the date of this Agreement,  is hereinafter  called the "Registration  Statement";
such prospectus in the form in which it appears in the Registration  Statement is hereinafter called the "Base  Prospectus";  and such supplement to the Base
Prospectus,  in the  form in which  it  shall  be  filed  with the  Commission pursuant to Rule 424, is hereinafter  called the "Prospectus  Supplement" and, collectively  with  the  Base  Prospectus,  the  "Prospectus."  Any  reference herein to the  Registration  Statement,  the Base Prospectus or the Prospectus
shall  be  deemed  to refer  to and  include  the  documents  incorporated  by reference  therein  pursuant to Item 12 of Form S-3 which were filed under the
Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  on or before the date of this  Agreement,  or the issue date of the Base  Prospectus or the Prospectus,  as the case may be; and any reference  herein to the terms
"amend,"   "amendment"  or  "supplement"  with  respect  to  the  Registration
Statement,  the Base Prospectus or the Prospectus  shall be deemed to refer to and include the filing of any  document  under the Exchange Act after the date of  this  Agreement,  or  the  issue  date  of  the  Base  Prospectus  or  the
Prospectus,  as the case may be,  and  deemed to be  incorporated  therein  by reference.  Any  preliminary  form of the  Prospectus  Supplement  to be filed pursuant  to  Rule  424(b)  is  referred  to  as a  "Preliminary  Prospectus
Supplement"  and,  together  with  the  Base  Prospectus,  and as  amended  or
supplemented   if  the  Company  shall  have   furnished  any   amendments  or
supplements thereto, a "Preliminary Prospectus."

(b)   As of the date hereof,  when the  Prospectus is first filed  pursuant to
Rule 424  under  the Act,  when,  prior to the  Closing  Date (as  hereinafter defined),  any  amendment  to the  Registration  Statement  becomes  effective
(including  the  filing  of any  document  incorporated  by  reference  in the
Registration  Statement),  when any supplement to the Prospectus is filed with the  Commission and at the Closing Date, (i) the  Registration  Statement,  as
amended as of any such time, and the  Prospectus,  as amended or  supplemented as of any such time,  will comply in all  material  respects  with the Act and the respective rules thereunder,  (ii) the Registration  Statement, as amended as of any such time, will not contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements therein not misleading,  (iii) the Prospectus, as amended or  supplemented  as of any such time,  will not contain any untrue statement of a material  fact or omit to state any material  fact  required to be stated  therein or necessary in order to make the  statements  therein,  in light of the  circumstances  under which they were made, not misleading,  (iv)
the Approved  Offering  Materials (as  hereinafter  defined) as of the date of the Approved  Offering  Materials did not and as of the Closing Date will not, contain any untrue  statement of a material fact or omit to state any material fact  required  to be  stated  therein  or  necessary  in  order  to make  the statements  therein not  misleading,  (v) each Issuer Free Writing  Prospectus
(as  hereinafter  defined),  as  amended or  supplemented  as of any such time prior to the date of the related Prospectus  Supplement,  will not contain any untrue  statement  of a  material  fact or omit to  state  any  material  fact required to be stated  therein or  necessary  in order to make the  statements therein,  in light of the  circumstances  under  which  they  were  made,  not misleading;  and  (vi)  the  Base  Prospectus  as of the  date of the  related
Prospectus  Supplement,  will not contain any untrue  statement  of a material fact or omit to state any  material  fact  required  to be stated  therein  or
necessary  in  order  to  make  the  statements   therein,  in  light  of  the
circumstances under which they were made, not misleading;  provided,  however, that  the  Company  makes  no  representations  or  warranties  as to (A)  the information  contained  in or omitted from the  Registration  Statement or the
Prospectus  or any amendment  thereof or  supplement  thereto in reliance upon and in conformity with  information  furnished in writing to the Company by or on behalf of the  Underwriters  specifically  for use in  connection  with the preparation of the Registration  Statement or the Prospectus,  (B) the Current
Report  (as  defined in  Section  5(b)  below),  or any  amendment  thereof or supplement  thereto,  incorporated by reference in the Registration  Statement or the Prospectus (or any amendment thereof or supplement  thereto) or (C) any information  contained in any Underwriter  Prepared Issuer FWP (as hereinafter defined) or  Underwriter  Free Writing  Prospectus (as  hereinafter  defined), except,  in each case, to the extent of (x) any  information set forth therein that  constitutes  Pool  Information  (as  hereinafter  defined)  or  (y)  any information  accurately  extracted from any Issuer Free Writing Prospectus and included in any Underwriter  Prepared  Issuer FWP or Underwriter  Free Writing
Prospectus.

            (c)   (i)   "ABS Informational and Computational  Materials" shall
have the meaning given such term in Item 1101 of Regulation AB.

                  (ii)  "Approved  Offering  Materials"  means the Preliminary
Prospectus.

                  (iii) "Contract  of Sale"  has the same  meaning  as in Rule
159 of the 1933 Act Regulations and all Commission  guidance  relating to Rule
159.

                  (iv)  "Free  Writing  Prospectus"  shall  have  the  meaning given such term in Rules 405 and 433 of the 1933 Act Regulations.

                  (v)   "Issuer Free Writing  Prospectus"  shall mean any Free
Writing  Prospectus  prepared by or on behalf of the Company and identified by the  Company  as an  Issuer  Free  Writing  Prospectus  and  relating  to  the
Certificates or the offering thereof.

                  (vi)  "Issuer  Information"  shall mean any  information  of the type specified in clauses (1) - (5) of footnote 271 of Commission  Release
No. 33-8591  (Securities  Offering  Reform),  other than  Underwriter  Derived
Information.  Consistent with such definition,  "Issuer Information" shall not be deemed to include any  information in a Free Writing  Prospectus  solely by reason of the  Company's  review of the materials  pursuant to Section  4.4(e)
below and,  consistent with Securities  Offering Reform Questions and Answers,
November  30,  2005  promulgated  by  the  staff  of the  Commission,  "Issuer
Information"  shall not be deemed to include any information in a Free Writing
Prospectus  solely by reason that the  Underwriter  has agreed not to use such
Free Writing Prospectus without consent of the Company.

                  (vii) "Permitted    Additional    Materials"    shall   mean
information that is not ABS Informational and Computational  Materials and (x)
that are  referred  to in  Section  4.4(c) so long as any  Issuer  Information provided  by  the  Underwriter  pursuant  to  Section  4.4(c)  is  limited  to
information   included  within  the  definition  of  ABS   Informational   and
Computational   Materials,  (y)  that  constitute  Certificate  price,  yield, weighted  average life,  subscription  or allocation  information,  or a trade confirmation,  or (z) otherwise with respect to which the Company has provided written consent to the Underwriter to include in a Free Writing Prospectus.

                  (viii)      "Pool  Information"  means  with  respect to any
Free Writing  Prospectus,  the information with respect to the characteristics of the Mortgage Loans and  administrative  and servicing  fees, as provided by or on behalf of the Company to the  Underwriter at the time most recent to the date of such Free Writing Prospectus.

                  (ix)  "Underwriter   Derived  Information"  shall  refer  to
information  of the type described in clause (5) of footnote 271 of Commission
Release  No.  33-8591  (Securities  Offering  Reform)  when  prepared  by  the
Underwriter,  including  traditional  computational  and analytical  materials prepared by the Underwriter.

                  (x)   "Underwriter  Free Writing  Prospectus" shall mean all
Free Writing  Prospectuses  prepared by or on behalf of the Underwriter  other than any Underwriter  Prepared Issuer FWP, including any Permitted  Additional
Materials.

                  (xi)  "Underwriter  Prepared Issuer FWP" shall mean any Free
Writing  Prospectus  prepared by or on behalf of the Underwriter that contains any Issuer  Information,  including  any Free  Writing  Prospectus  or portion thereof  prepared  by or on behalf of the  Underwriter  that  contains  only a description of the final terms of the  Certificates  or of the offering of the
Certificates.

                  (xii) "Written  Communication"  shall have the meaning given such term in Rule 405 of the 1933 Act Regulations.

(c)   The Company  has been duly  formed and is validly  existing as a limited liability  company  under  the  laws  of the  State  of  Delaware  and has all requisite  power and authority to own its properties and conduct its business, as now  conducted by it, and to enter into and perform its  obligations  under this Agreement and the other Basic Documents to which it is a party.

(d)   The  Company is not aware of (i) any request by the  Commission  for any further amendment of the Registration  Statement or the Base Prospectus or for
any additional  information or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement.

(e)   This Agreement has been duly  authorized,  executed and delivered by the
Company,  and each of the other  Basic  Documents  to which the  Company  is a party,  when  delivered  by the  Company,  will  have  been  duly  authorized, executed and delivered by the Company,  and will constitute a legal, valid and
binding  agreement  of  the  Company,   enforceable  against  the  Company  in
accordance  with its terms,  subject,  as to the  enforcement of remedies,  to applicable bankruptcy, insolvency,  reorganization,  moratorium,  receivership and  similar  laws  affecting  creditors'  rights  generally  and  to  general principles of equity  (regardless of whether the  enforcement of such remedies is considered  in a proceeding  in equity or at law),  and except as rights to indemnity  and  contribution  hereunder  may be  limited  by  federal or state securities laws or principles of public policy.

      (B)   Each Underwriter  represents and warrants to, and agrees with, the
Company that:

            (a)   As of  the  date  hereof  and as of the  Closing  Date,  the
Underwriter  has  complied  with  all of its  obligations  hereunder  and  all information  contained in any Underwriter  Free Writing  Prospectus and in any
Underwriter  Prepared  Issuer FWP as used in  connection  with any Contract of
Sale  are  accurate  in  all  material   respects  (taking  into  account  the
assumptions  explicitly set forth in such  Underwriter  Prepared Issuer FWP or
Underwriter Free Writing  Prospectus),  except to the extent of (x) any errors therein that are caused by errors or omissions in the Pool  Information or (y)
information  accurately  extracted from any Issuer Free Writing Prospectus and included in any Underwriter  Prepared  Issuer FWP or Underwriter  Free Writing
Prospectus.

            (b)   Prior to the Closing Date, the Underwriter  shall notify the
Company of the earlier of (x) the date on which the  Prospectus  Supplement is first  used  and (y) the time of the  first  Contract  of Sale to  which  such
Prospectus Supplement relates.

SECTION 3.  Purchase,  Sale and  Delivery  of Offered  Notes.  On the basis of the representations,  warranties and agreements herein contained,  but subject to the terms and conditions  herein set forth, the Company agrees to issue and sell to the  Underwriters,  and the  Underwriters  agree to purchase  from the
Company,  the principal  amount of Offered Notes set forth  opposite each such
Underwriter's  name on Schedule I hereto.  The purchase  price for the Offered
Notes is set forth as a percentage of the aggregate  principal  balance of the
Offered Notes in Schedule I hereto.

      The  Company  will  deliver  the  Offered  Notes to the  Representative, against  payment of the  purchase  price  therefor  in same day funds wired to such bank as may be  designated  by the  Company,  or by such other  manner of payment as may be agreed  upon by the  Company  and the  Underwriters,  at the offices of [Orrick,  Herrington & Sutcliffe  LLP], New York, NY at 10:00 A.M.,
Eastern  time, on _____ __, 200_ or at such other place or time not later than seven full business  days  thereafter  as the  Representative  and the Company determine, such time being referred to herein as the "Closing Date."

      The Offered Notes so to be delivered will be in such  denominations  and registered  in such names as the  Representative  requests  two full  business days prior to the  Closing  Date and will be made  available  at the office of
________,  [city], [state] or, upon the Representative's  request, through the facilities of The Depository Trust Company.

SECTION 4.  Offering by the Underwriters.

(a)   It is  understood  that the  Underwriters  propose to offer the  Offered
Notes  subject to this  Agreement  for sale to the public  (which may  include selected  dealers)  on the  terms  as set  forth  in the  Prospectus  and  the
Underwriters  agree  that all such  offers  and sales by them shall be made in compliance with all applicable laws and regulations.

(b)   If any  Underwriter  shall fail to take up and pay for the amount of the
Offered  Notes  agreed  by  such   Underwriter  to  be  purchased  under  this
Underwriting  Agreement upon tender of such Notes in accordance with the terms hereof,  and the amount of the Offered Notes not purchased  does not aggregate more than 10% of the total  amount of the Offered  Notes set forth in Schedule
I hereto,  the  remaining  Underwriters  shall be obligated to take up and pay for the Term Notes that the withdrawing or defaulting  Underwriters agreed but failed to purchase.

            This   Underwriting   Agreement   shall   terminate   if  (i)  any
Underwriter  shall fail to take up and pay for the amount of the Offered Notes agreed by such Underwriter to be purchased under this  Underwriting  Agreement
(such Underwriter being a "Defaulting  Underwriter") upon tender of such Notes in accordance with the terms hereof,  (ii) the amount of the Offered Notes not purchased  aggregates  more than 10% of the total amount of the Offered  Notes set forth in Schedule I hereto,  and (iii)  arrangements  satisfactory  to the remaining  Underwriters  and the  Company  for the  purchase  of such Notes by other  persons  are not made within 36 hours  thereafter.  In the event of any such  termination,  the  Company  shall  not be  under  any  liability  to any
Underwriter  (except to the extent provided in Section 8 hereof) nor shall any
Underwriter  (other than an Underwriter who shall have failed,  otherwise than for some reason permitted under this Underwriting  Agreement,  to purchase the amount  of the  Offered  Notes  which  such  Underwriter  agreed  to  purchase hereunder)  be under  any  liability  to the  Company  (except  to the  extent provided in Section 8 hereof).  Nothing  herein shall be deemed to relieve any
Defaulting  Underwriter  from any  liability it may have to the Company or any other  Underwriter  by reason of its  failure  to take up and pay the  Offered
Notes as agreed to by such Defaulting Underwriter.

            (c)   It is  understood  that  prior  to the  date  of  the  first
Contract  of  Sale  made  based  on  the  Approved  Offering  Materials,   the
Underwriters have not pledged,  sold, disposed of or otherwise transferred any
Certificate, Mortgage Loans or any interest in any Certificate.

            (d)   It is understood that the  Underwriters  will solicit offers to purchase the Certificates as follows:

                  (i)   Prior to the time the  Underwriters  have received the
Approved  Offering  Materials the  Underwriters  may, in  compliance  with the provisions  of  this  Agreement,  solicit  offers  to  purchase  Certificates;
provided,  that the Underwriters shall not accept any such offer to purchase a
Certificate  or any interest in any  Certificate or Mortgage Loan or otherwise enter into any  Contract  of Sale for any  Certificate,  any  interest  in any
Certificate  or any Mortgage  Loan prior to the  Underwriters'  conveyance  of
Approved Offering Materials to the investor.

                  (ii)  any    Written    Communication    relating   to   the
Certificates  made by an  Underwriter  in  compliance  with the  terms of this
Agreement  prior to the time such  Underwriter  has entered into a Contract of
Sale for  Certificates  with the  recipient  shall  prominently  set forth the following  statements (or a substantially  similar statements  approved by the
Company):

                  The  information  in  this  free  writing   prospectus,   if
                  conveyed   prior  to  the  time  of  the  your   contractual
                  commitment to purchase any of the  Certificates,  supersedes any  information  contained in any prior  similar  materials relating to the  Certificates.  The information in this free
                  writing  prospectus  is  preliminary,   and  is  subject  to
                  completion  or  change.  This  free  writing  prospectus  is
                  being   delivered   to  you  solely  to  provide   you  with
                  information about the offering of the Certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  Certificates,  when, as and if issued.  Any such offer to purchase  made by you will not be accepted and will  not  constitute  a  contractual  commitment  by you to purchase  any of the  Certificates,  until we have  accepted your offer to purchase Certificates.

                  The  Certificates  referred to in these  materials are being sold  when,  as and if issued.  The issuer is not  obligated to issue such  Certificates or any similar  security and the underwriter's  obligation  to deliver such  Certificates  is subject  to the terms  and  conditions  of the  underwriting agreement  with  the  issuer  and the  availability  of such
                  Certificates  when, as and if issued by the issuer.  You are
                  advised  that  the  terms  of  the  Certificates,   and  the
                  characteristics  of the mortgage loan pool backing them, may change (due,  among other things,  to the  possibility  that mortgage loans that comprise the pool may become  delinquent or  defaulted or may be removed or replaced and that similar or different  mortgage  loans may be added to the pool,  and that  one or more  classes  of  Certificates  may be  split, combined  or  eliminated),  at any time prior to issuance or availability  of a final  prospectus.  You are advised  that
                  Certificates    may   not   be   issued    that   have   the
                  characteristics    described   in   these   materials.   The
                  underwriter's  obligation to sell such  Certificates  to you is  conditioned  on  the  mortgage  loans  and  Certificates having the  characteristics  described  in these  materials.
                  If  for  any  reason  the  issuer  does  not  deliver   such
                  Certificates,  the underwriter  will notify you, and neither the issuer nor any  underwriter  will have any obligation to you to deliver all or any portion of the Certificates  which you have  committed to purchase,  and none of the issuer nor any  underwriter  will be liable  for any  costs or  damages whatsoever arising from or related to such non-delivery.

                  (iii) It is understood that the Underwriters  will not enter into a  Contract  of Sale  with  any  investor  until  the  Approved  Offering
Materials have been conveyed to the investor with respect to the  Certificates which are the subject of such Contract of Sale.

            (e)   It is  understood  that  you  may  prepare  and  provide  to prospective  investors  certain  Free  Writing  Prospectuses,  subject  to the following conditions:

                  (i)   Unless   preceded  or   accompanied  by  a  prospectus
satisfying  the  requirements  of Section  10(a) of the Act,  the  Underwriter
shall  not  convey or  deliver  any  Written  Communication  to any  person in connection with the initial offering of the Certificates,  unless such Written
Communication  (i) is made in  reliance  on  Rule  134  under  the  Act,  (ii)
constitutes a prospectus  satisfying the  requirements  of Rule 430B under the
Act or (iii)  constitutes  a Free  Writing  Prospectus  (as defined in Section
1(c) above)  consisting  solely of (x)  information of a type included  within the definition of ABS Informational  and  Computational  Materials (as defined below),  (y)  Permitted  Additional  Materials or (z)  information  accurately extracted from the Preliminary  Prospectus any Issuer Free Writing  Prospectus
and included in any Underwriter  Prepared  Issuer FWP or any Underwriter  Free
Writing Prospectus.

                  (ii)  The Underwriter  shall comply with all applicable laws and  regulations  in  connection  with the use of Free  Writing  Prospectuses, including  but not  limited  to Rules 164 and 433 of the 1933 Act  Regulations and all Commission guidance relating to Free Writing  Prospectuses,  including but not limited to Commission Release No. 33-8591.

                  (iii) It is  understood  and  agreed  that  all  information provided  by the  Underwriter  to or  through  Bloomberg  or Intex or  similar entities  for use by  prospective  investors,  or  imbedded  in any  CDI  file provided  to  prospective  investors,  or in any  email  or  other  electronic message provided to prospective  investors,  to the extent constituting a Free
Writing  Prospectus,  shall be deemed for purposes of this  Agreement to be an
Underwriter  Free Writing  Prospectus and shall not be subject to the required consent of the  Company set forth in the third  sentence  in Section  4(e)(v).
In connection therewith,  the Underwriter agrees that it shall not provide any information  constituting  Issuer  Information  through  the  foregoing  media unless (i) such information or substantially  similar information is contained either in an Issuer Free  Writing  Prospectus  or in an  Underwriter  Prepared
Issuer FWP in  compliance  with  Section  4(e)(v)  or (ii) to the extent  such information  consists of the terms of the  Certificates,  the final version of the  terms  of  the  Certificates  or  substantially  similar  information  is contained  either in an Issuer Free Writing  Prospectus  or in an  Underwriter
Prepared Issuer FWP in compliance with Section 4(e)(v).
..
                  (iv)  All Free Writing Prospectuses  provided to prospective investors,  whether  or not filed  with the  Commission,  shall  bear a legend including  the  following  statement  (or a  substantially  similar  statement approved by the Company):

                  "THE   DEPOSITOR   HAS   FILED  A   REGISTRATION
                  STATEMENT  (INCLUDING  A  PROSPECTUS)  WITH  THE
                  SECURITIES  AND  EXCHANGE  COMMISSION  (THE SEC)
                  FOR THE  OFFERING  TO WHICH  THIS  COMMUNICATION
                  RELATES.  BEFORE YOU  INVEST,  YOU  SHOULD  READ
                  THE  PROSPECTUS IN THAT  REGISTRATION  STATEMENT
                  AND OTHER DOCUMENTS THE       DEPOSITOR      HAS
                  FILED   WITH   THE   SEC   FOR   MORE   COMPLETE
                  INFORMATION   ABOUT   THE   DEPOSITOR   AND  THE
                  OFFERING.  YOU MAY  GET  THESE  DOCUMENTS  AT NO
                  CHARGE BY VISITING  EDGAR ON THE SEC WEB SITE AT
                  WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR, ANY
                  UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE
                  OFFERING   WILL   ARRANGE   TO   SEND   YOU  THE
                  PROSPECTUS  AT NO  CHARGE IF YOU  REQUEST  IT BY
                  CALLING TOLL-FREE 1-XXX-XXX-XXXX."

      Each of the  Underwriter and the Company shall have the right to request additional  specific  legends  or  notations  to  appear  on any Free  Writing
Prospectus  and shall have the right to require  changes  regarding the use of terminology  and the right to  determine  the types of  information  appearing therein  with the  approval  of the other  (which  shall  not be  unreasonably withheld).

                  (v)   The  Underwriter  shall deliver to the Company and its
counsel (in such format as reasonably  required by the Company),  prior to the proposed date of first use thereof,  (unless such timing requirement is waived by the Company),  any Underwriter  Prepared Issuer FWP (as defined above).  To facilitate  filing  to the  extent  required  by  Section  5(g)  or  5(h),  as applicable,  all  Underwriter  Derived  Information  shall  be set  forth in a document  separate from any Underwriter  Prepared Issuer FWP including  Issuer
Information.  Consent to use of any  Underwriter  Prepared  Issuer FWP must be given by the Company in written or electronic  format  before the  Underwriter provides the  Underwriter  Prepared  Issuer FWP to  investors  pursuant to the terms  of this  Agreement.  Notwithstanding  the  foregoing,  the  Underwriter shall not be  required  to  deliver or obtain  consent  to use an  Underwriter
Prepared  Issuer  FWP to the  extent  that it  does  not  contain  substantive changes from or additions to any  Underwriter  Prepared  Issuer FWP previously approved  by  the  Company.  In  the  event  that  the  Underwriter  uses  any
Underwriter   Prepared  Issuer  FWP  without   complying  with  the  foregoing
requirements,  that  Underwriter  Prepared Issuer FWP shall be deemed to be an
Underwriter Free Writing Prospectus for purposes of Section 8(a) and 8(b).

                  (vi)  The  Underwriter  shall  provide  the  Company  with a letter from [_________],  certified public  accountants,  prior to the Closing
Date,  satisfactory  in form and  substance to the Company and its counsel and the Underwriter,  to the effect that such  accountants have performed  certain specified procedures,  all of which have been agreed to by the Company and the
Underwriter,  as a result of which they determined that certain information of an  accounting,  financial  or  statistical  nature  that is  included  in any
Underwriter  Prepared Issuer FWP, other than any Pool Information  therein and any information  accurately  extracted from any Issuer Free Writing Prospectus and included in such  Underwriter  Prepared  Issuer FWP, is accurate except as to such matters that are not deemed by the Company and the  Underwriter  to be material.  The foregoing letter shall be at the expense of the Underwriter.

                  (vii) None  of  the   information   in  any   Free   Writing
Prospectus   may  conflict  with  the   information   then  contained  in  the
Registration  Statement or any prospectus or prospectus  supplement  that is a part thereof.

                  (viii)      The Company  shall not be  obligated to file any
Issuer Free  Writing  Prospectuses  that have been  determined  to contain any material  error or omission  unless such Issuer Free  Writing  Prospectus  has been provided to a prospective  investor, in which case, the Underwriter shall cooperate  with the  Company  to  prepare a  corrective  Issuer  Free  Writing
Prospectus that the Underwriter will provide to any such prospective  investor and the Company shall file to the extent  required  herein.  In the event that the  Underwriter  becomes  aware  that,  as of the date on  which an  investor entered into a Contract of Sale,  any Free Writing  Prospectus  prepared by or on behalf of the  Underwriter  and  delivered to such  investor  contained any untrue  statement  of a material  fact or  omitted  to state a  material  fact necessary in order to make the statements  contained therein,  in light of the circumstances  under which they were made, not  misleading  (such Free Writing
Prospectus,  a "Defective Free Writing  Prospectus"),  the  Underwriter  shall notify the Company  thereof as soon as  practical  but in any event within one business day after discovery.

                  (ix)  If the  Underwriter  does not provide any Free Writing
Prospectuses to the Company  pursuant to subsection (v) above, the Underwriter shall be deemed to have  represented,  as of the Closing Date, that it did not
provide  any  prospective   investors  with  any  information  in  written  or
electronic  form in  connection  with the  offering of the  Certificates  that would constitute an Underwriter Prepared Issuer FWP.

                  (x)   In the  event  of any  delay  in the  delivery  by the
Underwriter to the Company of any Underwriter  Prepared Issuer FWP required to be delivered in accordance  with  subsection (v) above,  or in the delivery of the  accountant's  comfort  letter in respect  thereof  pursuant to subsection
(vi)  above,  the  Company  shall  have the right to delay the  release of the
Prospectus to investors or to the  Underwriter,  to delay the Closing Date and to take other appropriate  actions in each case as necessary in order to allow the Company to comply  with its  agreement  set forth in Section  5(a) to file such Underwriter Prepared Issuer FWP by the time specified therein.

                  (xi)  The Underwriter  represents that it has in place,  and covenants that it shall maintain,  internal  controls and procedures  which it reasonably  believes  to be  sufficient  to ensure  full  compliance  with all applicable legal  requirements of the 1933 Act Regulations with respect to the generation  and  use of Free  Writing  Prospectuses  in  connection  with  the offering of the  Certificates.  In addition,  each  Underwriter  shall,  for a period of at least three years after the date hereof,  maintain written and/or electronic records of the following:

                              (1)   any Free  Writing  Prospectus  used by the
            Underwriter  to solicit  offers to  purchase  Certificates  to the extent not filed with the Commission;

                              (2)   regarding  each  Free  Writing  Prospectus
            delivered  by the  Underwriter  to an  investor,  the date of such delivery and identity of such investor; and

                              (3)   regarding  each  Contract of Sale  entered
            into by such Underwriter,  the date,  identity of the investor and the terms of such  Contract  of Sale,  as set forth in the related confirmation of trade.

                  (xii) The Underwriter  covenants with the Company that after the final  Prospectus is available the  Underwriter  shall not  distribute any written  information  concerning the  Certificates  to a prospective  investor unless such  information is preceded or  accompanied by the final  Prospectus.
It is understood and agreed that the use of written  information in accordance with  the  preceding  sentence  is not a Free  Writing  Prospectus  and is not otherwise restricted or governed in any way by this Agreement.

                  (xiii)      The  Underwriter  shall not use any Free Writing
Prospectus  in  connection  with  the   solicitation  of  offers  to  purchase
Certificates  from any prospective  investor in a class of  Certificates  with denominations  of less than  $25,000  or  otherwise  designated  as a "retail"
class of  Certificates,  and the Underwriter  shall not authorize any such use of any  Free  Writing  Prospectus  by  any  dealer  that  purchases  any  such
Certificates from the Underwriter.

            (f)   The  Underwriter  agrees that (i) if the  Prospectus  is not delivered  with the  confirmation  in reliance on Rule 172, it will include in every  confirmation  sent out the notice  required by Rule 173  informing  the investor  that the sale was made  pursuant to the  Registration  Statement and that the investor may request a copy of the Prospectus  from the  Underwriter;
(ii) if a paper copy of the  Prospectus  is requested by a person who receives a  confirmation,  Underwriter  shall  deliver a printed  or paper copy of such
Prospectus;  and (iii) if an electronic copy of the Prospectus is delivered by the Underwriter  for any purpose,  such copy shall be the same electronic file containing the Prospectus in the identical form transmitted  electronically to the  Underwriter  by or on behalf of the Company  specifically  for use by the
Underwriter  pursuant to this Section 4(e); for example,  if the Prospectus is delivered  to the  Underwriter  by or on  behalf  of the  Company  in a single electronic  file  in  pdf  format,  then  the  Underwriter  will  deliver  the electronic  copy of the Prospectus in the same single  electronic  file in pdf format. The Underwriter  further agrees that (i) if it delivers to an investor the  Prospectus  in pdf format,  upon the  Underwriter's  receipt of a request from the investor  within the period for which  delivery of the  Prospectus is required,  the Underwriter  will promptly  deliver or cause to be delivered to the investor,  without charge, a paper copy of the Prospectus and (ii) it will provide to the  Company  any  Underwriter  Prepared  Issuer  FWP,  or portions thereof,  which  the  Company  is  required  to file  with the  Commission  in electronic  format and will use  reasonable  efforts to provide to the Company
such  Underwriter   Prepared  Issuer  FWP,  or  portions  thereof,  in  either
Microsoft  Word(R) or Microsoft  Excel(R)  format and not in a pdf,  except to the extent that the Company, in its sole discretion, waives such requirements.

SECTION 5.  Covenants  of  the  Company.  The  Company  hereby  covenants  and agrees with the Underwriters that:

(a)   Prior to the  termination  of the  offering  of the Offered  Notes,  the
Company  will  not  file  any  amendment  of  the  Registration  Statement  or supplement  (including  the  Prospectus)  to the Base  Prospectus  unless  the
Company  has  furnished  the  Underwriters  a copy for their  review  prior to filing and will not file any such  proposed  amendment or  supplement to which any Underwriter  reasonably objects.  Subject to the foregoing  sentence,  the
Company will cause the  Preliminary  Prospectus and the Prospectus to be filed with the  Commission  pursuant  to  Rule 424.  The  Company  will  advise  the
Underwriters  promptly (i) when the Prospectus  shall have been filed with the
Commission  pursuant to Rule 424, (ii) when any amendment to the  Registration
Statement relating to the Offered Notes shall have become effective,  (iii) of any request by the Commission for any amendment of the Registration  Statement or  amendment  of or  supplement  to  the  Prospectus  or for  any  additional information,  (iv)  of the  issuance  by the  Commission  of  any  stop  order suspending the effectiveness of the Registration  Statement or the institution or  threatening  of any  proceeding for that purpose and (v) of the receipt by the  Company  of  any  notification  with  respect  to the  suspension  of the qualification  of the  Offered  Notes  for  sale  in any  jurisdiction  or the initiation or  threatening  of any  proceeding  for such purpose.  The Company will use its best  efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                                       11

(b)   The  Company  will  use its best  efforts  to  cause  any  Computational
Materials,  Collateral  Term  Sheets and ABS Term  Sheets  (each as defined in
Section 11 below) with  respect to the Offered  Notes which are  delivered  by the  Underwriters  to the Company  pursuant to Section 11 to be filed with the
Commission on a Current Report on Form 8-K (the "Current  Report") pursuant to
Rule  13a-11   under  the  Exchange  Act  not  later  than  the  business  day
immediately   following  the  day  on  which  such  Computational   Materials,
Collateral  Term  Sheets or ABS Term Sheets are  delivered  to counsel for the
Company by the  Underwriters  as  provided  in Section  11, and will  promptly advise the  Underwriters  when such  Current  Report  has been so filed.  Such
Current  Report shall be  incorporated  by reference in the Prospectus and the
Registration  Statement.  Notwithstanding  the two  preceding  sentences,  the
Company  shall  have  no  obligation  to  file   materials   provided  by  the
Underwriters pursuant to Section 11 which, in the reasonable  determination of the Company after making reasonable  efforts to consult with the Underwriters, are not required to be filed pursuant to the No-Action  Letters (as defined in
Section 11 below),  or which  contain  erroneous  information  or contain  any untrue  statement of a material fact or which,  when read in conjunction  with the  Prospectus,  omit to state a material fact required to be stated  therein or  necessary  to  make  the  statements  therein  not  misleading;  it  being understood,  however,  that the Company  shall have no obligation to review or pass upon the  accuracy  or  adequacy  of, or to  correct,  any  Computational
Materials,  Collateral  Term  Sheets  or  ABS  Term  Sheets  provided  by  the
Underwriters to the Company pursuant to Section 11 hereof.

(c)   If, at any time  when a  prospectus  relating  to the  Offered  Notes is required to be delivered  under the Act, any event occurs as a result of which the  Prospectus  as then  amended or  supplemented  would  include  any untrue statement of a material fact or omit to state any material  fact  necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading,  or if it shall be necessary to amend or supplement the  Prospectus  to comply with the Act or the Exchange Act or the  respective rules  thereunder,  the  Company  promptly  will  prepare  and  file  with the
Commission,  subject to the first sentence of paragraph (a) of this Section 5, an amendment or  supplement  which will correct such  statement or omission or an amendment  which will effect such  compliance and will use its best efforts to cause any required  post-effective  amendment to the Registration Statement containing such amendment to be made effective as soon as possible;  provided, however,  that the Company will not be required to file any such  amendment or supplement  with  respect  to  any  Computational  Materials  incorporated  by reference in the  Prospectus  other than any amendments or supplements of such
Computational  Materials that are furnished to the Company pursuant to Section
11(d) hereof which the Company determines to file in accordance therewith.

(d)   The  Company  will  furnish  to the  Underwriters  and  counsel  for the
Underwriters,  without charge,  executed copies of the Registration  Statement
(including  exhibits  thereto) and each  amendment  thereto which shall become effective  on or prior to the  Closing  Date  and,  so long as  delivery  of a prospectus by the  Underwriters  or dealer may be required by the Act, as many copies of the Prospectus and any amendments  thereof and  supplements  thereto
(other than exhibits to the related  Current Report) as the  Underwriters  may reasonably  request.  The  Company  will  pay the  expenses  of  printing  all documents  relating to the initial  offering[,  provided  that any  additional expenses  incurred  in  connection  with  the  requirement  of  delivery  of a market-making prospectus will be borne by the Underwriters].

                                       12

(e)   The  Company  will  furnish  such  information  as may be  required  and otherwise  cooperate in  qualifying  the Offered Notes for sale under the laws of such  jurisdictions  as the  Underwriters  may reasonably  designate and to
maintain  such   qualifications   in  effect  so  long  as  required  for  the
distribution of the Offered Notes;  provided,  however, that the Company shall not be required to qualify to do business in any jurisdiction  where it is not now so qualified  or to take any action  which would  subject it to general or unlimited  service  of  process  in any  jurisdiction  where  it is not now so subject.

            (f)   The Company  shall file any Issuer Free Writing  Prospectus, and any  Underwriter  Prepared  Issuer FWP  provided to it by the  Underwriter under Section 4(d), not later than the date of first use thereof, except that:

                  (i)   any Issuer  Free  Writing  Prospectus  or  Underwriter
Prepared  Issuer FWP or portion  thereof  otherwise  required to be filed that contains only (1) a description of the final terms of the  Certificates may be filed by the  Company  within  two days of the  later of the date  such  final terms have been  established for all classes of  Certificates  and the date of first use, and (2) a description  of the terms of the  Certificates  that does not reflect the final terms after they have been  established  for all classes of all Certificates is not required to be filed; and

                  (ii)  if the Issuer Free Writing  Prospectus or  Underwriter
Prepared  Issuer FWP  includes  only  information  of a type  included  in the definition  of ABS  Informational  and  Computational  Materials,  the Company
shall  file  the  same  within  the  later  of two  business  days  after  the
Underwriter  first  provides this  information  to investors and the date upon which the  Company is  required  to file the  Prospectus  Supplement  with the
Commission pursuant to Rule 424(b)(3) of the Act.

      provided further,  that prior to the filing of any Underwriter  Prepared
Issuer FWP by the Company,  the  Underwriter  must comply with its obligations pursuant to Section  4(d) and that the  Company  shall not be required to file any Free  Writing  Prospectus  to the  extent  such  Free  Writing  Prospectus includes  information  in a Free Writing  Prospectus or Prospectus  previously filed with the  Commission or that does not contain  substantive  changes from
or  additions  to  a  Free  Writing  Prospectus   previously  filed  with  the
Commission.

            (g)   The  Underwriter  shall file any  Underwriter  Free  Writing
Prospectus  that  has  been   distributed  by  the  Underwriter  in  a  manner
reasonably designed to lead to its broad,  unrestricted  dissemination  within the later of two  business  days after the  Underwriter  first  provides  this information  to  investors  and the date upon which the Company is required to file the Prospectus  Supplement with the Commission pursuant to Rule 424(b)(3)
of the Act or  otherwise  as  required  under  Rule 433 of the Act;  provided, however,  that the  Underwriter  shall not be required to file any Underwriter
Free  Writing   Prospectus  to  the  extent  such   Underwriter  Free  Writing
Prospectus  includes  information  in a Free Writing  Prospectus or Prospectus previously  filed with the  Commission  or that does not  contain  substantive changes from or additions to a Free Writing  Prospectus  previously filed with the Commission.

SECTION 6.  Conditions   to  the   Obligations   of  the   Underwriters.   The
obligation of the  Underwriters to purchase the Offered Notes shall be subject to the  accuracy  of the  representations  and  warranties  on the part of the
Company  contained  herein  as of  the  date  hereof,  as of the  date  of the effectiveness  of any amendment to the  Registration  Statement filed prior to the  Closing  Date  (including  the  filing of any  document  incorporated  by reference  therein)  and as of  the  Closing  Date,  to  the  accuracy  of the statements of the Company made in any certificates  delivered  pursuant to the provisions  hereof,  to the  performance  by the  Company  of its  obligations hereunder and to the following additional conditions:

                                       13

(a)   The Representative  shall have received from _______ (i) a letter, dated the date  hereof,  confirming  that they are  independent  public  accountants within the meaning of the Act and the rules and  regulations of the Commission
promulgated   thereunder  and  otherwise  in  form  and  substance  reasonably satisfactory to the  Representative and counsel to the Representative and (ii)
if requested by the Representative,  a letter dated the Closing Date, updating the letter referred to in clause (i) above,  in form and substance  reasonably satisfactory to the Representative and counsel for the Representative.

(b)   All actions  required to be taken and all filings required to be made by the Company  under the Act prior to the sale of the  Offered  Notes shall have been duly  taken and made.  At and prior to the  Closing  Date,  no stop order suspending the  effectiveness  of the  Registration  Statement shall have been issued and no proceedings for that purpose shall have been  instituted,  or to
the   knowledge  of  the  Company  or  the   Underwriters,   shall  have  been
contemplated by the Commission.

(c)   Subsequent to the execution and delivery of this Agreement,  there shall not have occurred (i) any change,  or any development  involving a prospective change,  in or  affecting  particularly  the  business  or  properties  of the
Company  or  the  Servicer   which,   in  the   reasonable   judgment  of  the
Underwriters,  materially impairs the investment quality of the Offered Notes;
(ii) any  downgrading  in the rating of the  securities  of the Company by any
"nationally  recognized  statistical  rating  organization"  (as such  term is
defined  for  purposes  of  Rule  436(g)   under  the  Act),   or  any  public
announcement that any such  organization has under  surveillance or review its rating of any  securities  of the  Company  (other than an  announcement  with positive  implications  of a  possible  upgrading,  and  no  implication  of a possible downgrading,  of such rating);  (iii) any suspension or limitation of trading  in  securities  generally  on the New  York  Stock  Exchange,  or any setting of minimum  prices for  trading  on such  exchange;  (iv) any  banking moratorium  declared by federal,  North Carolina or New York  authorities;  or
(v) any  outbreak  or  escalation  of major  hostilities  in which the  United
States  is  involved,  any  declaration  of  war  by  Congress  or  any  other substantial  national  or  international  calamity  or  emergency  if,  in the reasonable  judgment of the  Underwriters,  the effects of any such  outbreak, escalation,  declaration,  calamity  or  emergency  makes  it  impractical  or inadvisable  to proceed  with  completion  of the sale of and  payment for the
Offered Notes.

(d)   The  Representative  shall have received a certificate dated the Closing
Date of an executive  officer of the Company in which such officer shall state that, to the best of such officer's  knowledge  after  reasonable  inspection,
(i) the  representations  and warranties of the Company contained in the Basic
Documents  are true and  correct  with the same force and effect as if made on the Closing Date and (ii) the Company has  complied  with all  agreements  and satisfied all  conditions  on its part to be performed or satisfied  hereunder at or prior to the Closing Date.

                                       14

(e)   The  Representative  shall have  received  an opinion of counsel for the
Company,  which may be an opinion of in-house  counsel to the Company,  to the effect that:

(i)   The  Company  is a  limited  liability  company,  duly  formed,  validly existing  and in good  standing  under  the  laws of the  state of
            Delaware;

(ii)  The  Company  has the  requisite  power and  authority  to  execute  and deliver  the  Basic  Documents  to  which  it is a  party  and  to consummate the transactions contemplated therein;

(iii) Each of the Basic  Documents  to which the  Company  is a party has been duly authorized, executed and delivered by the Company;

(iv)  To the best of such counsel's  knowledge and information,  the execution and delivery of the Basic  Documents and the  consummation  of the transactions  contemplated  therein  will not  conflict  with,  or result in a material  breach of or a violation of any of the terms of, or  constitute  a material  default  under,  the  Articles  of
            Incorporation  or the Operating  Agreement of the Company,  or any
            material  rule,  order,   statute  or  regulation  of  any  court,
            regulatory  body,  administrative  agency or  governmental  agency having  jurisdiction  over  the  Company,  or  the  terms  of  any material  indenture  or other  material  agreement  or  instrument known to the  officer to which the  Company is a party or by which it or its properties are bound; and

(v)   To  the  best  of  such  counsel's  knowledge,  there  are  no  actions, proceedings,  or  investigations  pending or threatened before any court,  administrative  agency or other tribunal (x) asserting the invalidity  of the Basic  Documents or the Offered  Notes,  or (y)
            seeking  to  prevent  the  issuance  of the  Offered  Notes or the consummation of any of the transactions  contemplated by the Basic
            Documents  or  the  Offered  Notes  which  might   materially  and
            adversely   affect  the   performance   by  the   Company  of  its
            obligations  under,  or the  validity  or  enforceability  of, the
            Basic Documents or the Offered Notes, or (z) seeking  adversely to affect the federal  income tax  attributes of the Offered Notes as debt.

(f)   The  Representative  shall have received a  certificate  of an executive officer of the Servicer,  dated as of the Closing Date, to the effect that, to
the  best  of  such  officer's  knowledge,   such  officer  has  reviewed  the
Prospectus  as amended or  supplemented  to the  Closing  Date and nothing has come to such officer's  attention that would lead such officer to believe that the  Prospectus  as  amended  or  supplemented,  insofar  as it relates to the
Servicer,  contains any untrue  statement of a material fact or omits to state a material fact  necessary in order to make the statements  therein,  in light of the circumstances under which they were made, not misleading.

(g)   The  Representative  shall have  received  an  opinion  of  counsel  for
[Seller][Servicer][Paying  Agent], which may be an opinion of in-house counsel to [Seller][Servicer][Paying Agent], to the effect that:

                                       15

(i)   [Seller][Servicer][Paying  Agent] is duly organized and validly existing as a _______  formed  under the laws of _______ and is  authorized to own its assets and to transact its business;

(ii)  [Seller][Servicer][Paying  Agent] has the power and authority to execute and  deliver  the  Basic  Documents  to which it is a party and to consummate the transactions contemplated therein;

(iii) Each of the Basic  Documents to which  [Seller][Servicer][Paying  Agent]
            is a party has been duly  authorized,  executed  and  delivered by
            [Seller][Servicer][Paying Agent];

(iv)  No consent,  approval,  authorization  or order of, or filing with,  any governmental  agency  or body or any  court  is  required  for the
            consummation   by   [Seller][Servicer][Paying    Agent]   of   the
            transactions contemplated by the Basic Documents,  except for such filings as may be required  pursuant to the Purchase  Agreement or
            the  Trust   Agreement  or  otherwise  in  order  to  perfect  the
            ownership and security  interests  contemplated  by the Indenture, the Trust Agreement and the Purchase Agreement;

(v)   Neither    the     execution,     delivery    and     performance     by
            [Seller][Servicer][Paying  Agent]  of its  obligations  under  the
            Basic  Documents to which it is a party,  nor the  consummation of any of the transactions  contemplated by the Basic Documents, will conflict with,  result in a material breach of or violation of any of the terms of, or  constitute  a  material  default  under,  the
            Articles of  Association  or By-laws of  [Seller][Servicer][Paying
            Agent],  as  applicable,  each as amended,  or any material  rule, order,  statute  or  regulation  of any  court,  regulatory  body, administrative  agency or  governmental  body having  jurisdiction over  [Seller][Servicer][Paying  Agent],  as  applicable,  or  the terms of any  material  indenture or other  material  agreement or instrument known to me to which  [Seller][Servicer][Paying  Agent]
            is  a  party  or  by  which  it  or  its   properties  are  bound,
            respectively; and

(vi)  To the best of counsel's knowledge,  there are no actions,  proceedings,
            or   investigations   pending  or  threatened  before  any  court,
            administrative   agency  or  other   tribunal  (x)  asserting  the
            invalidity  of the Basic  Documents or the Offered  Notes,  or (y)
            seeking  to  prevent  the  issuance  of the  Offered  Notes or the consummation of any of the transactions  contemplated by the Basic
            Documents  or  the  Offered  Notes  which  might   materially  and
            adversely  affect  the  performance  by  [Seller][Servicer][Paying
            Agent],   of  its   obligations   under,   or  the   validity   or
            enforceability  of, the Basic  Documents or the Offered Notes,  or
            (z) seeking  adversely to affect the federal income tax attributes of the Offered Notes as debt.

(h)   The   Representative   shall  have   received  an  opinion  of  [Orrick,
Herrington & Sutcliffe  LLP],  special  counsel to the Company,  which opinion may rely on, and assume the  accuracy  of, the opinion  described in paragraph
(e) above, dated the Closing Date, to the effect that:

                                       16

(i)   The Offered Notes have been duly  authorized by all necessary  corporate action  of the  Company  and,  when  executed,  authenticated  and delivered in the manner  contemplated  by the  Indenture  and paid for  pursuant  to this  Agreement,  will  be  validly  issued  and
            outstanding,   and  entitled  to  the  benefits  provided  by  the
            Indenture;  and the Mortgage Loan Purchase Agreement,  constitutes
            the  legal,   valid  and  binding   agreement   of  the   Company,
            enforceable  against  the  Company in  accordance  with its terms, subject to certain qualifications;

(ii)  Each  of  the  Indenture  and  the  Mortgage  Loan  Purchase   Agreement
            represents   the   legal,   valid   and   binding   agreement   of
            [Seller][Servicer][Paying  Agent],  in  each  of  its  capacities, enforceable  against  [Seller][Servicer][Paying  Agent] in each of its capacities,  in accordance with its terms,  subject to certain qualifications;

(iii) The Indenture has been duly  qualified,  and the Trust  Agreement is not required to be qualified,  under the Trust  Indenture Act of 1939, as amended,  and the Issuer is not required to be registered under the Investment Company Act of 1940, as amended;

(iv)  Assuming  compliance with all provisions of the Agreements and the Trust
            Agreement,  under  existing  law (a)  the  Offered  Notes  will be classified  as debt  for  federal  income  tax  purposes,  and (b)
            neither  the  Issuer,  nor  any  portion  of the  Issuer  will  be classified  as an  association  or a  taxable  mortgage  pool  (or publicly traded partnership) taxable as a corporation;

(v)   The  Registration  Statement  (which for purposes of such opinion  shall not be deemed to  include  any  exhibits  filed  therewith  or any documents  incorporated therein by reference) has become effective under the Act and,  to such  counsel's  knowledge,  no stop  order suspending the  effectiveness  of the  Registration  Statement has been issued; and

(vi)  The  statements   set  forth  in  the   Prospectus   under  the  heading
            "Description  of  the  Securities,"  insofar  as  such  statements purport to summarize certain  provisions of the Offered Notes, the
            Indenture,  the Servicing  Agreement,  the Trust Agreement and the
            Mortgage  Loan  Purchase  Agreement,  are correct in all  material respects.  The statements set forth in the Base  Prospectus  under
            the  headings   "Federal  Income  Tax   Consequences"  and  "ERISA
            Considerations"  and  in  the  Prospectus   Supplement  under  the
            headings "Material Federal Income Tax  Considerations"  and "ERISA
            Considerations,"  to the extent  that they  constitute  matters of federal  law  or  legal  conclusions  with  respect  thereto,  are correct in all material respects.

(i)   The  Representative  shall  have  received  copies  of any  opinions  of counsel for the Company  that the Company is required to deliver to any Rating
Agency.  Any such  opinions  shall be dated the Closing Date and  addressed to the  Representative  or  accompanied  by  reliance  letters  addressed  to the
Representative.

(j)   The  Representative  shall have  received  from  [Orrick,  Herrington  &
Sutcliffe  LLP],  special counsel for the  Representative,  a letter dated the
Closing Date with respect to the Prospectus,  substantially to the effect that nothing has come to counsel's  attention to cause  counsel to believe that the
Registration  Statement  (excluding any exhibits filed  therewith),  as of the date it became effective,  contained an untrue statement of a material fact or omitted to state a material  fact  required to be stated  therein or necessary to make the statements  therein not misleading or that the  Prospectus,  as of the date of the Prospectus  Supplement  and as of the Closing Date,  contained or  contains  an untrue  statement  of a material  fact or omitted or omits to state a material fact  required to be stated  therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not misleading (it being  understood that we have not been requested to and we do not make any comment in this  paragraph  with respect to (i) the  financial
statements,   schedules  and  other  financial  and  statistical   information
contained in or incorporated by reference into the  Registration  Statement or the Prospectus,  (ii) any Computational  Materials or ABS Term Sheets[,  (iii)
any information  contained in the Prospectus Supplement under the heading "The
Enhancer"  or (iv) any  information  contained  in the  Prospectus  Supplement under the heading "The Yield Maintenance Provider"]).

(k)   The  Representative  shall  have  received  an opinion of counsel to the
Indenture Trustee,  dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

(i)   The Indenture  Trustee is duly organized,  validly  existing and in good standing  as a _____  under  the laws of the  ______,  and has the requisite  entity  power and  authority to execute and deliver the
            Basic Documents and to perform its obligations thereunder;

(ii)  The performance of the Indenture  Trustee's  obligations under the Basic
            Documents and the  consummation of the  transactions  contemplated thereby do not require any  consent,  approval,  authorization  or order of,  filing with or notice to any United  States  federal or
            ______ State of court,  agency or other  governmental body, except such as may be required under the securities  laws of any State of the  United  States or such as have  been  obtained,  effected  or given;

(iii) The performance of the Indenture  Trustee's  obligations under the Basic
            Documents and the  consummation of the  transactions  contemplated thereby  will not result in:  (i) any breach or  violation  of its certificate  of  incorporation  or  bylaws  or (ii) any  breach or violation of any United States  federal or State of ______ statute or regulation or, to counsel's knowledge,  any order of any United
            States  federal  or  State  of  ______  court,   agency  or  other
            governmental body;

                                       18

(iv)  To counsel's knowledge,  (i) there is no legal action, suit,  proceeding or  investigation  before  any United  States  federal or State of
            ______ court,  agency or other  governmental  body pending or (ii)
            threatened  against the  Indenture  Trustee  which,  either in one instance or in the aggregate,  draws into question the validity of any of the Basic  Documents,  seeks to prevent the consummation of
            any  of  the  transactions   contemplated  by  any  of  the  Basic
            Documents  or would  impair  materially  the  Indenture  Trustee's ability  to  perform  its  obligations  under  any  of  the  Basic
            Documents;

(v)   Each of the Basic  Documents  has been  duly  authorized,  executed  and delivered by the  Indenture  Trustee and,  assuming the  necessary
            authorization,   execution  and  delivery  thereof  by  the  other
            parties  thereto,  is a valid and legally binding  agreement under the laws of the State of ______,  enforceable  thereunder  against the Indenture Trustee in accordance with its terms; and

(vi)  The Offered  Notes have been duly  authenticated  and  delivered  by the
            Indenture Trustee in accordance with the Indenture.

(l)   The Underwriters  shall have received an opinion of counsel to the Owner
Trustee,  dated the Closing Date, in form and  substance  satisfactory  to the
Underwriters and their counsel, to the effect that:

(i)   The Owner Trustee is duty  incorporated  and is validly  existing and in good  standing  as a  banking  corporation  under  the laws of the
            State  of  _____  and has the  power  and  authority  to  execute, deliver and perform the Trust Agreement;

(ii)  The Trust Agreement has been duly authorized,  executed and delivered by the Owner Trustee;

(iii) Neither the execution,  delivery and performance by the Owner Trustee of
            the  Trust   Agreement,   nor  the  consummation  of  any  of  the
            transactions by the Owner Trustee contemplated  thereby,  requires the consent or approval  of, the  withholding  of objection on the part of,  the giving of notice to,  the  filing,  registration  or qualification  with,  or the taking of any other action in respect of, any  governmental  authority  or agency of the State of ______
            or the United States of America  governing the trust powers of the
            Owner Trustee;

(iv)  Neither the execution,  delivery and performance by the Owner Trustee of
            the  Trust   Agreement,   nor  the  consummation  of  any  of  the
            transactions  by the Owner  Trustee  contemplated  thereby,  is in violation of the charter or bylaws of the Owner  Trustee or of any law,  governmental rule or regulation of the State of ______ or of the United  States of America  governing  the trust  powers of the
            Owner  Trustee  or, to  counsel's  knowledge  without  independent investigation,  of any indenture, mortgage, bank credit agreement, note or bond  purchase  agreement,  long-term  lease,  license  or other  agreement or  instrument to which it is a party or by which it  is  bound  or,  to  counsel's  knowledge  without  independent investigation,  of any judgment or order  applicable  to the Owner
            Trustee; and

                                       19

(v)   To counsel's knowledge without independent  investigation,  there are no proceedings  pending or  threatened  against the Owner  Trustee in
            any  court  or  before  any  governmental  authority,   agency  or
            arbitration  board  or  tribunal  which,  individually  or in  the aggregate,  would  have a  material  adverse  effect on the right, power and  authority of the Owner Trustee to enter into or perform its obligations under the Trust Agreement.

(m)   The  Underwriters  shall  have  received  an  opinion  of counsel to the
Issuer,  dated  the  Closing  Date,  in  form  substance  satisfactory  to the
Underwriters and their counsel to the effect that:

(i)   The Trust has been  duly  formed  and is  validly  existing  and in good standing as a statutory trust under Delaware  Statutory Trust Act,
            12 Del.  C. ss. 3801,  et seq.  (the  "Act"),  and has the power and authority  under  the  Trust  Agreement  and the  Act to  execute, deliver and perform its obligations under the Basic Documents.

(ii)  The Basic  Documents have been duly  authorized,  executed and delivered by the Trust.

(iii) The  Certificates  have  been  duly  executed  by  the  Trust  and  when authenticated  on  behalf  of the  Trust  and  delivered  upon the written  order of the  Depositor  in  accordance  with  the  Trust
            Agreement,  will be validly issued and entitled to the benefits of the Trust Agreement.

(iv)  Neither the  execution,  delivery  and  performance  by the Trust of the
            Basic  Documents,  nor the consummation by the Trust of any of the
            transactions   contemplated  thereby,   requires  the  consent  or
            approval  of, the  withholding  of  objection  on the part of, the giving of notice to, the  filing,  registration  or  qualification with,  or the  taking  of any  other  action in  respect  of,  any governmental  authority or agency of the State of Delaware,  other than the filing of the  Certificate of Trust with the Secretary of
            State.

(v)   Neither the  execution,  delivery  and  performance  by the Trust of the
            Basic  Documents,  nor  the  consummation  by  the  Trust  of  the transactions  contemplated  thereby,  is in violation of the Trust
            Agreement  or of any  law,  rule or  regulation  of the  State  of
            Delaware applicable to the Trust.

(vi)  The Trust  Agreement is the legal,  valid and binding  obligation of the
            Owner  Trustee  and the  Company,  enforceable  against  the Owner
            Trustee and the Company, in accordance with its terms.

(n)   [The  Underwriters  shall have received an opinion of counsel to _______
(the  "Enhancer"),  dated the Closing Date, in form substance  satisfactory to the Underwriters and their counsel to the effect that:

                                       20

(i)   The Enhancer is a _______ duly organized and validly  existing under the laws of the State of  _______  and duly  qualified  to  conduct an insurance  business  in the  State of  _______.  The  Enhancer  is validly  licensed and  authorized  to issue the Policy and perform its  obligations  under the  Policy in  accordance  with the terms thereof under the laws of the State of _______.

(ii)  The  Enhancer  has full  _______  power and  authority  to  execute  and deliver  the  Policy,  and the  Policy  has been duly  authorized, executed and  delivered by the Enhancer and  constitutes  a legal, valid  and  binding  obligation  of the  Enhancer  enforceable  in
            accordance   with  its  terms   except  to  the  extent  that  the
            enforceability  (but not the validity) of such  obligation  may be limited by any  applicable  bankruptcy,  insolvency,  liquidation, rehabilitation  or other similar law or enactment now or hereafter enacted  affecting the enforcement of creditors'  rights generally and by general  principles  of equity and  general  principles  of public policy.

(iii) The  execution  and  delivery  by the  Enhancer  of the  Policy  and the
            Agreements  will not,  and the  consummation  of the  transactions contemplated  thereby and the  satisfaction  of the terms  thereof will  not,  conflict  with or  result  in a  breach  of any of the terms,  conditions or provisions of the  Certificate of Authority,
            Restated Articles of Incorporation or By-Laws of the Enhancer,  or
            to  counsel's   knowledge,   any  restriction   contained  in  any
            contract,  agreement  or  instrument  to which the  Enhancer  is a party or by which it is bound or  constitute  a default  under any of the foregoing.

(iv)  Proceedings  legally  required  for the issuance of the Policy have been taken by the  Enhancer  and  licenses,  orders,  consents or other authorizations  or approvals of any governmental  boards or bodies legally  required for the  enforceability  of the Policy have been
            obtained;   any   proceedings   not   taken   and  any   licenses,
            authorizations  or approvals  not obtained are not material to the enforceability of the Policy.

(v)   The  Policy is exempt  from  registration  under the  Securities  Act of
            1933, as amended.

(vi)  To  counsel's  knowledge,  there  is  no  action,  suit,  proceeding  or investigation  pending  against or  affecting  the Enhancer in any court, or before or by any  governmental  body,  which asserts the invalidity or unenforceability of the Policy.

(vii) The  statements  contained  in  the  Prospectus   Supplement  under  the
            headings "The Enhancer" and  "Description of the Policy",  insofar as such statements  constitute  summaries of the matters  referred to therein,  accurately reflect and fairly present the information purported  to be shown and,  insofar as such  statements  describe the Enhancer,  fairly and accurately describe the Enhancer,  other
            than  any  financial  or  statistical   information  contained  or
            incorporated by reference  therein,  as to which counsel expresses no opinion.

                                       21

(viii)      The Enhancer  has full  corporate  power and  authority to execute and  deliver  the  Agreements  and the  Agreements  have been duly executed  and  are  the  valid  and  binding  obligations  of  the
            Enhancer  enforceable in accordance with their terms except to the extent  that the  enforceability  (but not the  validity)  of such
            obligation   may  be   limited  by  any   applicable   bankruptcy,
            insolvency,  liquidation,  rehabilitation  or other similar law or enactment now or hereafter  enacted  affecting the  enforcement of creditors' rights and by general  principles of equity and subject to  general  principles  of  public  policy  (including,  but  not
            limited   to,   those   limiting   the   right  to   enforce   the
            indemnification provisions contained therein).]

(o)   [The Underwriters  shall have received an opinion of in-house counsel to the Yield Maintenance Provider,  dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.]

(p)   [The Yield  Maintenance  Agreement shall have been executed by the Yield
Maintenance Provider and the Indenture Trustee.]

(q)   On or before the Closing Date,  the  Representative  shall have received evidence  satisfactory  to it that the  Offered  Notes  have  been  given  the ratings set forth on Schedule I hereto.

(r)   At the Closing Date,  the Offered  Notes and the Indenture  will conform in  all  material  respects  to  the  descriptions  thereof  contained  in the
Prospectus.

(s)   The Underwriters  shall not have discovered and disclosed to the Company on or  prior  to the  Closing  Date  that the  Registration  Statement  or the
Prospectus  or  any  amendment  or  supplement   thereto  contains  an  untrue
statement of a fact or omits to state a fact which,  in the opinion of counsel to the  Underwriters,  is material and is required to be stated  therein or is necessary to make the statements therein not misleading.

(t)   All  corporate  proceedings  and other  legal  matters  relating  to the authorization,  form and validity of this Agreement,  the Trust Agreement, the
Indenture,  the Mortgage  Loan  Purchase  Agreement,  the Offered  Notes,  the
Registration  Statement  and the  Prospectus,  and  all  other  legal  matters relating to this Agreement and the transactions  contemplated hereby, shall be reasonably  satisfactory  in all  respects to counsel for the  Representative, and the  Company  shall have  furnished  to such  counsel  all  documents  and information that they may reasonably  request to enable them to pass upon such matters.

      The Company  will  provide or cause to be  provided to the  Underwriters such conformed  copies of such opinions,  certificates,  letters and documents as the Underwriters may reasonably request.

      All opinions,  letters,  evidence and  certificates  mentioned  above or elsewhere  in this  Agreement  shall be  deemed to be in  compliance  with the
provisions  hereof  only  if  they  are  in  form  and  substance   reasonably
satisfactory to counsel for the Representative.

                                       22

      If any  condition  specified  in this  Section  6 shall  not  have  been fulfilled  when  and  as  required  to be  fulfilled,  this  Agreement  may be terminated  by the  Underwriters  by notice to the  Company  at any time at or prior to the Closing Date, and such termination  shall be without liability of any party to any other party except as provided in Section 7.

SECTION 7.  Reimbursement of the Underwriters's  Expenses.  If the sale of the
Offered Notes provided for herein is not consummated  because any condition to the  obligations  of the  Underwriters  set  forth in  Section 6 hereof is not satisfied or because of any  refusal,  inability or failure on the part of the
Company to perform any agreement  herein or comply with any  provision  hereof other  than by reason of a  default  by the  Underwriters,  the  Company  will
reimburse  the  Underwriters  upon  demand  for  all  out-of-pocket   expenses
(including  reasonable fees and disbursements of counsel) that shall have been reasonably  incurred by it in connection  with the proposed  purchase and sale of the Offered Notes.

SECTION 8.  Indemnification and Contribution.

(a)   The Company agrees to indemnify and hold harmless the  Underwriters  and the  Servicer,  and any person who controls the  Underwriters  or the Servicer within the meaning of either the Act or the Exchange Act,  against any and all losses,  claims,  damages or  liabilities,  to which  they may become  subject under the Act,  the Exchange Act or other  federal or state  statutory  law or regulation,  at common  law or  otherwise,  insofar  as such  losses,  claims, damages or  liabilities  (or actions in respect  thereof)  (i) arise out of or are based upon any untrue  statement or alleged untrue statement of a material fact  contained in the  Registration  Statement  for the  registration  of the
Offered Notes as originally filed or in any amendment thereof,  or in the Base
Prospectus  or the  Prospectus,  or in any  amendment  thereof  or  supplement thereto,  or arise out of or are based upon the  omission or alleged  omission to state therein a material  fact  required to be stated  therein or necessary to make the  statements  therein,  in light of the  circumstances  under which they were  made,  not  misleading,  or (ii) arise out of or are based upon any untrue  statement or alleged untrue  statement of a material fact contained in the  Preliminary  Prospectus  or any Issuer Free  Writing  Prospectus,  or any
omission or alleged  omission to state  therein a material  fact  necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading,  or (iii) arise out of or are based upon any untrue statement of a material  fact or alleged  untrue  statement of a material fact contained  in any  Underwriter  Prepared  Issuer FWP or any  Underwriter  Free
Writing  Prospectus  or any  omission or alleged  omission to state  therein a material  fact  necessary  to make  the  statements  therein,  in light of the circumstances under which they were made, not misleading,  that in either case was caused by (x) any error or omission in any Pool  Information or (y) or any information  accurately  extracted  from  the  Preliminary  Prospectus  or any
Issuer  Free  Writing  Prospectus  and  included in any  Underwriter  Prepared
Issuer FWP or  Underwriter  Free Writing  Prospectus,  and agrees to reimburse the  Underwriters  and the Servicer and each such  controlling  person for any legal  or  other  expenses  reasonably  incurred  by them in  connection  with investigating or defending any such loss, claim, damage,  liability or action;
provided,  however,  that (i) the Company  will not be liable in any such case to the extent that any such loss, claim,  damage or liability arises out of or is based  upon any such  untrue  statement  or  alleged  untrue  statement  or omission  or  alleged  omission  made  (A)  therein  in  reliance  upon and in conformity with written  information  furnished to the Company by or on behalf of the  Underwriters  (in the case of any  indemnity  for the  benefit  of the
Underwriters  or any person who controls any  Underwriter) or the Servicer (in the case of any  indemnity  for the benefit of the  Servicer or any person who
controls  the  Servicer)   specifically   for  use  in  connection   with  the
preparation  thereof  or  (B) in  any  Current  Report  or  any  amendment  or supplement  thereof,  and (ii) such  indemnity  with respect to the Prospectus shall not inure to the benefit of the Underwriters (or any person  controlling the Underwriters) from whom the person asserting any such loss, claim,  damage or  liability  purchased  the Offered  Notes which are the subject  thereof if such person did not receive a copy of the  Prospectus  (or the  Prospectus  as
amended  or  supplemented)   excluding  documents   incorporated   therein  by
reference at or prior to the  confirmation  of the sale of such Offered  Notes to such person in any case where such  delivery is required by the Act and the untrue  statement  or  omission  of a  material  fact  contained  in the  Base
Prospectus  was corrected in the  Prospectus  (or the Prospectus as amended or supplemented).  This indemnity  agreement will inure to the benefit of each of the members,  directors,  officers,  representatives and agents of each of the
Underwriters  and will be in addition to any  liability  which the Company may otherwise have.

                                       23

(b)   Each  of  the  Underwriters,   severally  but  not  jointly,  agrees  to
indemnify and hold harmless the Company,  each of its  directors,  each of its officers  who signs  the  Registration  Statement  and the  Servicer  and each person who controls  the Company or the Servicer  within the meaning of either the Act or the  Exchange  Act, to the same extent as the  foregoing  indemnity from  the  Company  to the  Underwriters  and  the  Servicer,  but  only  with reference to (A) written  information  relating to the Underwriters  furnished to the  Company by or on behalf of the  Underwriters  specifically  for use in the  preparation  of the documents  referred to in the foregoing  indemnity or
(B) any  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets
furnished  to the  Company  by the  Underwriters  pursuant  to  Section 11 and incorporated  by reference in the  Registration  Statement or the  Prospectus;
provided,  however,  that each  Underwriter  makes  such  indemnity  only with respect to the extent such Computational Materials,  Collateral Term Sheets or
ABS  Term  Sheets  were  prepared  by it;  provided,  further,  that  no  such indemnity shall be available for any losses,  claims,  damages or liabilities, or actions  in respect  thereof  resulting  from any error in the  information concerning  the  Mortgage  Loans  (a  "Collateral  Error")  furnished  by  the
Servicer to the  Underwriters  in writing or by electronic  transmission  that was used in the preparation of any  Computational  Materials,  Collateral Term
Sheets or ABS Term  Sheets  included in any Current  Report (or  amendment  or supplement  thereof),  other than a Collateral Error as to which, prior to the time of confirmation of the sale of the Offered Notes to the person  asserting a claim,  the Servicer  notified the Underwriters in writing of the Collateral
Error or provided in written or electronic  form  information  superseding  or correcting such Collateral  Error (in any such case, a "Corrected  Collateral
Error"),  and the  Underwriters  failed to notify  such  person  thereof or to deliver such person corrected Computational Materials,  Collateral Term Sheets and/or ABS Term Sheets,  as applicable.  This  indemnity  agreement will be in addition to any  liability  which the  Underwriters  may otherwise  have.  The
Company and the  Servicer  acknowledge  that the  statements  set forth in the
Prospectus  Supplement  in the second  sentence of the last  paragraph  on the cover page, in the first sentence under the subheading  "Risk  Factors--Limited liquidity  of the notes may limit the  ability  to sell the notes or realize a desired  yield"  and in the  second,  fourth  and fifth  paragraphs  under the heading  "Underwriting"  constitute the only information  furnished in writing by or on behalf of the  Underwriters  for inclusion in the documents  referred to in  the  foregoing  indemnity  (other  than  any  Computational  Materials,
Collateral  Term  Sheets or ABS Term  Sheets  furnished  to the Company by the
Underwriters).

                                       24

(c)   The Servicer agrees to indemnify and hold harmless the Company,  each of its directors,  each of its officers who signs the Registration Statement, the
Underwriters  and each person who  controls  the  Company or the  Underwriters within the meaning of either the Act or the  Exchange  Act, to the same extent as the  foregoing  indemnity  from the  Company  to the  Underwriters  and the
Servicer,  but only with reference to (A) written information  relating to the
Servicer or the  Mortgage  Loans  furnished  to the Company by or on behalf of the  Servicer  specifically  for  use in  the  preparation  of  the  documents referred  to in the  foregoing  indemnity  and (B) any  Collateral  Error with respect to the Mortgage Loans,  other than a Corrected  Collateral  Error. The
Company and the  Underwriters  acknowledge that the statements set forth under
the  headings  "Description  of  the  Mortgage   Loans--Initial  Mortgage  Loan
Characteristics,"  "Description of the Mortgage Loans--Underwriting Standards,"
"The Seller and  Servicer--General"  and "The  Seller and  Servicer--Delinquency
and Loss Experience of the Servicer's  Portfolio" in the Prospectus Supplement
constitute  the only  information  furnished in writing by or on behalf of the
Servicer  for  inclusion  in  the  documents  referred  to  in  the  foregoing indemnity.

(d)   Promptly after receipt by an  indemnified  party under this Section 8 of notice of the commencement of any action,  such  indemnified  party will, if a claim in respect  thereof is to be made against the  indemnifying  party under this Section 8, notify the  indemnifying  party in writing of the commencement thereof;  but the  omission  so to  notify  the  indemnifying  party  will not relieve  it from any  liability  which it may  have to any  indemnified  party otherwise  than  under  this  Section  8. In case any such  action is  brought against any indemnified  party, and it notifies the indemnifying  party of the commencement  thereof,  the indemnifying party will be entitled to participate therein,  and, to the extent that it may elect by written notice  delivered to the indemnified  party promptly after receiving the aforesaid notice from such indemnified  party,  to assume the defense  thereof,  with counsel  reasonably satisfactory  to  such  indemnified  party;  provided,  however,  that  if the defendants  in any such  action  include  both the  indemnified  party and the indemnifying  party and the indemnified party shall have reasonably  concluded that there may be legal  defenses  available  to it and/or  other  indemnified parties  which are  different  from or  additional  to those  available to the indemnifying  party, the indemnified  party or parties shall have the right to select  separate  counsel  to assert  such  legal  defenses  and to  otherwise participate in the defense of such action on behalf of such indemnified  party or  parties.  Upon  receipt  of  notice  from the  indemnifying  party to such indemnified  party of its election so to assume the defense of such action and approval by the indemnified party of counsel,  the indemnifying party will not be liable to such  indemnified  party  under  this  Section 8 for any legal or other expenses  subsequently  incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified  party shall have employed separate  counsel  in  connection  with the  assertion  of legal  defenses  in accordance  with  the  proviso  to  the  next  preceding  sentence  (it  being understood,  however,  that the indemnifying party shall not be liable for the expenses of more than one separate  counsel,  approved by the  Underwriters in the case of subparagraphs  (a) or (c),  representing  the indemnified  parties under  subparagraphs  (a) or (c) who are  parties  to such  action),  (ii) the indemnifying party shall not have employed counsel reasonably  satisfactory to the indemnified  party to represent the indemnified  party within a reasonable time after  notice of  commencement  of the  action or (iii) the  indemnifying party has authorized the  employment of counsel for the  indemnified  party at the expense of the indemnifying  party; and except that if clause (i) or (iii)
is  applicable,  such  liability  shall  be only  in  respect  of the  counsel referred to in such clause (i) or (iii).

                                       25

(e)   To provide  for just and  equitable  contribution  in  circumstances  in which the  indemnification  provided for in paragraphs (a), (b) or (c) of this
Section 8 is due in accordance  with its terms but is for any reason held by a court to be unavailable from the Company,  the Underwriters or the Servicer on the grounds of policy or  otherwise,  the  Company,  the  Underwriters  or the
Servicer  shall  contribute  to the  aggregate  losses,  claims,  damages  and
liabilities   (including  legal  or  other  expenses  reasonably  incurred  in connection with  investigating  or defending  same) to which the Company,  the
Underwriters or the Servicer may be subject, as follows:

(i)   in the case of any losses,  claims,  damages and liabilities (or actions in  respect  thereof)  which do not  arise out of or are not based upon any untrue  statement  or omission of a material  fact in any
            Computational  Materials,  Collateral  Term  Sheets  or  ABS  Term
            Sheets,  in such  proportion  as is  appropriate  to  reflect  the
            relative   benefit   received   by  each  of  the   Company,   the
            Underwriters and the Servicer; and

(ii)  in the case of any losses,  claims,  damages and liabilities (or actions in  respect  thereof)  which  arise out of or are  based  upon any
            untrue   statement   or  omission  of  a  material   fact  in  any
            Computational  Materials,  Collateral  Term  Sheets  or  ABS  Term
            Sheets,  in such  proportion  as is  appropriate  to  reflect  the relative fault of the Company,  the  Underwriters and the Servicer in connection  with the statements or omissions  which resulted in such  losses,  claims,  damages  or  liabilities  (or  actions  in
            respect   thereof)  as  well  as  any  other  relevant   equitable
            considerations.   The  relative   fault  shall  be  determined  by
            reference  to, among other  things,  whether the untrue or alleged untrue  statement  of a material  fact or the  omission or alleged
            omission   to  state  a  material   fact  in  such   Computational
            Materials,  Collateral Term Sheets or ABS Term Sheets results from information  prepared  by the  Company,  the  Underwriters  or the
            Servicer and the parties'  relative intent,  knowledge,  access to information  and  opportunity to correct or prevent such statement or omission.

Notwithstanding  the provisions of this paragraph (e), no Underwriter shall be required to contribute any amount in excess of the  underwriting  discount for such Underwriter.  Notwithstanding  anything to the contrary in this paragraph
(e), no person guilty of fraudulent  misrepresentation  (within the meaning of
Section  11(f) of the Act) shall be entitled to  contribution  from any person who was not  guilty of such  fraudulent  misrepresentation.  For  purposes  of this Section 8, each person who controls the  Underwriters  within the meaning of  either  the  Act or the  Exchange  Act  shall  have  the  same  rights  to contribution  as the  Underwriters,  each  person who  controls  the  Servicer within the meaning of either the Act or the  Exchange  Act shall have the same rights to  contribution  as the  Servicer  and each  person who  controls  the
Company  within the meaning of either the Act or the  Exchange  Act,  and each officer of the Company who shall have signed the  Registration  Statement  and each  director of the Company  shall have the same rights to  contribution  as the Company,  subject in each case to the preceding sentence of this paragraph
(e).  Any party  entitled to  contribution  will,  promptly  after  receipt of notice of  commencement of any action,  suit or proceeding  against such party in  respect  of which a claim for  contribution  may be made  against  another party or parties under this paragraph  (e),  notify such party or parties from whom  contribution may be sought,  but the omission to so notify such party or parties shall not relieve the party or parties from whom  contribution  may be sought from any other  obligation  it or they may have  hereunder or otherwise than under this paragraph (e).

                                       26

SECTION 9.  Representations   and  Indemnities  to  Survive.   The  respective
agreements,  representations,  warranties, indemnities and other statements of the Company or its officers,  the Servicer and of the  Underwriters  set forth in or made  pursuant to this  Agreement  will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters,  the
Servicer  or the  Company or any of the  officers,  directors  or  controlling persons  referred  to in Section 8 hereof,  and will  survive  delivery of and payment for the Offered  Notes.  The provisions of Sections 7 and 8 hereof and this  Section  9  shall  survive  the  termination  or  cancellation  of  this
Agreement.

SECTION 10. Effectiveness of Agreement and  Termination.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      This  Agreement   shall  be  subject  to  termination  in  the  absolute
discretion  of the  Underwriters,  by  notice  given to the  Company  prior to delivery  of and  payment  for the  Offered  Notes,  if prior to such time (i)
trading in  securities  generally  on the New York Stock  Exchange  shall have been  suspended or limited or minimum  prices shall have been  established  on such Exchange,  (ii) a banking  moratorium shall have been declared by federal authorities  or (iii)  there  shall have  occurred  any  outbreak  or material escalation of  hostilities  or other calamity or crisis the effect of which on the  financial  markets  of the  United  States  is such as to make it, in the reasonable  judgment of the Underwriters,  impracticable to market the Offered
Notes.

SECTION 11. Computational Materials and ABS Term Sheets.

(a)   Not later than 10:30 a.m.,  Eastern  time,  on a date no later than four business  days before  delivery of the  Prospectus  to the  Underwriters,  the
Underwriters  shall  deliver  to  the  Company  five  complete  copies  of all materials  provided  by  the  Underwriters  to  prospective  investors  in the
Offered Notes which constitute  either (i)  "Computational  Materials"  within the meaning of the no-action  letter dated May 20, 1994 issued by the Division of  Corporation  Finance  of the  Commission  to  Kidder,  Peabody  Acceptance
Corporation  I,  Kidder,  Peabody & Co.  Incorporated,  and Kidder  Structured
Asset  Corporation  and the no-action  letter dated May 27, 1994 issued by the
Division of  Corporation  Finance of the  Commission to the Public  Securities
Association (together,  the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the  no-action  letter  dated  February  17, 1995 issued by the
Division of  Corporation  Finance of the  Commission to the Public  Securities
Association  (the "PSA  Letter"  and  together  with the Kidder  Letters,  the
"No-Action  Letters"),  if the filing of such materials with the Commission is a condition  of the relief  granted in such  letters.  In the case of any such materials that constitute  "Collateral  Term Sheets" within the meaning of the
PSA Letter,  if such Collateral Term Sheets have not previously been delivered to the  Company as  contemplated  by Section  11(b)(i)  below,  five  complete copies of such Collateral  Term Sheets shall be delivered by the  Underwriters to the Company no later than 10:30 a.m.,  Eastern time, on the first  business day following  the date on which such  Collateral  Term Sheets were  initially provided to a potential  investor.  Each delivery of Computational  Materials,
Collateral Term Sheets and/or ABS Term Sheets to the Company  pursuant to this paragraph  (a) shall be effected by delivering  four copies of such  materials to  counsel  for the  Company  on behalf of the  Company  and one copy of such materials to the Company at the address specified in Section 12 hereof.

                                       27

(b)   The  Underwriters  represent  and warrant to and agree with the Company, as of the date hereof and as of the Closing Date, that:

(i)   if  the  Underwriters  have  provided  any  Collateral  Term  Sheets  to potential  investors in the Offered Notes prior to the date hereof and if the  filing  of such  materials  with the  Commission  is a condition  of the relief  granted in the PSA Letter,  then in each
            such  case  the   Underwriters   delivered  four  copies  of  such
            materials  to counsel for the Company on behalf of the Company and one  copy  of  such  materials  to  the  Company  at  the  address specified  in Section 12 hereof no later than 10:30 a.m.,  Eastern time,  on the first  business day following the date on which such materials were initially provided to a potential investor;

(ii)  the  Computational   Materials   (either  in  original,   aggregated  or
            consolidated  form),  Collateral  Term  Sheets and ABS Term Sheets
            furnished  to  the  Company   pursuant  to  Section  11(a)  or  as
            contemplated in Section  11(b)(i)  constitute all of the materials furnished to prospective  investors by the  Underwriters  (whether in  written,  electronic  or  other  format)  prior to the time of delivery  thereof to the Company with respect to the Offered Notes in accordance with the No-Action  Letters,  and such Computational
            Materials,  Collateral Term Sheets and ABS Term Sheets comply with the requirements of the No-Action Letters;

(iii) except  as  resulting   directly  from  any  Collateral  Error,  on  the
            respective  dates  any such  Computational  Materials,  Collateral
            Term Sheets  and/or ABS Term  Sheets  with  respect to the Offered
            Notes were last furnished to each prospective  investor and on the date of delivery  thereof to the Company  pursuant to this Section
            11  and  on  the  Closing  Date,  such  Computational   Materials,
            Collateral  Term  Sheets  and/or ABS Term  Sheets did not and will not  include any untrue  statement  of a material  fact,  or, when read in conjunction with the Prospectus,  omit to state a material fact  required  to be  stated  therein  or  necessary  to make the statements therein not misleading;

(iv)  all Computational Materials,  Collateral Term Sheets and ABS Term Sheets
            contained and will contain a legend,  prominently displayed on the first  page  thereof,  to the  effect  that  the  Company  has not prepared,  reviewed or  participated  in the  preparation  of such
            Computational  Materials,  Collateral  Term  Sheets  or  ABS  Term
            Sheets,  is not responsible  for the accuracy  thereof and has not authorized the dissemination thereof;

(v)   all Collateral  Term Sheets with respect to the Offered Notes  furnished to  potential  investors  contained  and will  contain  a  legend, prominently  displayed on the first page thereof,  indicating that the  information  contained  therein  will  be  superseded  by the description  of the Mortgage  Loans  contained  in the  Prospectus and,  except in the case of the  initial  Collateral  Term  Sheet, that such  information  supersedes  the  information  in all prior
            Collateral Term Sheets; and

                                       28

(vi)  on and after the date  hereof,  the  Underwriters  shall not  deliver or authorize the delivery of any Computational Materials,  Collateral
            Term Sheets,  ABS Term Sheets or other  materials  relating to the
            Offered Notes (whether in written,  electronic or other format) to
            any  potential   investor  unless  such  potential   investor  has
            received  a  Prospectus  prior  to or at  the  same  time  as  the delivery of such Computational Materials,  Collateral Term Sheets,
            ABS Term Sheets or other materials.

Notwithstanding  the foregoing,  the Underwriters  make no  representation  or warranty as to whether any Computational Materials,  Collateral Term Sheets or
ABS Term  Sheets  included  or will  include  any untrue  statement  resulting directly from any  Collateral  Error (except any Corrected  Collateral  Error, with respect to materials  prepared after the receipt by the Underwriters from the Company or the Servicer of notice of such  Corrected  Collateral  Error or materials superseding or correcting such Corrected Collateral Error).

(c)   The  Underwriters  acknowledge  and  agree  that  the  Company  has  not authorized  and will  not  authorize  the  distribution  of any  Computational
Materials,  Collateral  Term  Sheets  or ABS Term  Sheets  to any  prospective investor, and agree that any Computational  Materials,  Collateral Term Sheets or ABS Term Sheets with respect to the Offered Notes  furnished to prospective investors  shall  include a disclaimer  as  contemplated  in paragraph  (b)(v)
above. The  Underwriters  agree that they will not represent to investors that any  Computational  Materials,  Collateral  Term Sheets and/or ABS Term Sheets
were prepared or disseminated on behalf of the Company.

(d)   If, at any time  when a  prospectus  relating  to the  Offered  Notes is required  to be  delivered  under the Act, it shall be  necessary  to amend or supplement  the  Prospectus  as a result of an untrue  statement of a material fact contained in any Computational  Materials,  Collateral Term Sheets or ABS
Term Sheets  provided by the  Underwriters  pursuant to this Section 11 or the omission  to state  therein a  material  fact  required,  when  considered  in conjunction  with the  Prospectus,  to be stated  therein or necessary to make the statements  therein,  when read in conjunction  with the  Prospectus,  not misleading,  or if it shall be  necessary to amend or  supplement  any Current
Report to comply with the Act or the rules thereunder,  the  Underwriters,  at their  expense,  promptly  will  prepare and furnish to the Company for filing with the  Commission  an  amendment  or  supplement  which will  correct  such statement or omission or an amendment which will effect such  compliance.  The
Underwriters  represent and warrant to the Company, as of the date of delivery of such  amendment  or  supplement  to the  Company,  that such  amendment  or supplement  will not include any untrue  statement of a material fact or, when read in  conjunction  with  the  Prospectus,  omit to  state a  material  fact required to be stated therein or necessary to make the statements  therein not misleading.  The Company shall have no  obligation  to file such  amendment or supplement  if the Company  determines  that (i) such  amendment or supplement contains any untrue  statement of a material fact or, when read in conjunction with the  Prospectus,  omits to state a material  fact  required  to be stated
therein or necessary to make the statements  therein not misleading;  it being understood,  however,  that the Company  shall have no obligation to review or pass upon the  accuracy or adequacy of, or to correct,  any such  amendment or supplement  provided  by the  Underwriters  to the  Company  pursuant  to this paragraph (d) or (ii) such filing is not required under the Act.

                                       29

(e)   The  Underwriters (at their own expense) further agree to provide to the
Company  any  accountants'  letters  obtained  relating  to the  Computational
Materials,  Collateral Term Sheets and/or ABS Term Sheets,  which accountants'
letters  shall be addressed to the Company or shall state that the Company may rely  thereon;  provided  that the  Underwriters  shall have no  obligation to procure such letter.

SECTION 12. Notices. All notices and other  communications  hereunder shall be in  writing  and  shall  be  deemed  to have  been  duly  given if  mailed  or
transmitted  by  any  standard  form  of  telecommunication.   Notice  to  the
Underwriters shall be directed to _________,  [address],  Attention:  _______;
notices to the  Company  shall be directed  to it at  Wachovia  Mortgage  Loan
Trust,  LLC,  [address],   Attention:  General  Counsel  and  Chief  Financial
Officer;  and  notices  to  the  Servicer  shall  be  directed  to  _________,
[address], Attention: _______.

SECTION 13. Parties.  This  Agreement  shall  inure to the  benefit  of and be binding upon the Company,  the  Underwriters,  the Servicer,  any  controlling persons  referred  to herein  and their  respective  successors  and  assigns.
Nothing  expressed  or  mentioned  in this  Agreement  is intended or shall be construed  to  give  any  other  person,  firm or  corporation  any  legal  or equitable right,  remedy or claim under or in respect of this Agreement or any
provision   herein   contained.   No  purchaser  of  Offered  Notes  from  the
Underwriters  shall be  deemed  to be a  successor  by  reason  merely of such purchase.

SECTION 14. Applicable  Law. THIS  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE  STATE  OF NEW  YORK,  AND THE  OBLIGATIONS,  RIGHTS  AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS,  WITHOUT  GIVING  EFFECT TO  PRINCIPLES  OF  CONFLICTS  OF LAW (BUT WITH
REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL  OBLIGATIONS LAW, WHICH BY
ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 15. Reserved.

SECTION 16. Miscellaneous.

(a)   This Agreement  supersedes all prior or  contemporaneous  agreements and understandings relating to the subject matter hereof.

(b)   Neither  this  Agreement  nor any term  hereof may be  changed,  waived, discharged or terminated  except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

(c)   This  Agreement  may be signed in any  number  of  counterparts  each of which shall be deemed an original,  which taken together shall  constitute one and the same instrument.

                                       30

(d)   The headings of the Sections of this  Agreement  have been  inserted for convenience  of  reference  only  and  shall  not be  deemed  a part  of  this
Agreement.

                                       31

      If  the  foregoing  is in  accordance  with  your  understanding  of our agreement, please sign this Agreement and return it to us.

                                          Very truly yours,

                                          WACHOVIA MORTGAGE LOAN TRUST, LLC

                                          By:______________________________
                                             Name:
                                             Title:
The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above.

[NAME OF LEAD UNDERWRITER]
   Acting  on  behalf of
   itself   and  as  the
   Representative     of
   the Underwriters

By:__________________________________
   Name:
   Title:

Solely for purposes of Sections 6, 8, 9, 10 and 12-15:

[NAME OF SERVICER],
   as Servicer

By:__________________________________
   Name:
   Title:

                           [Underwriting Agreement]

                                  SCHEDULE I

Offered Notes:  Asset-Back Notes, Series [_____], Class __.

Registration Statement File Number: 333-______.

Initial Principal Amount of Offered Notes:

        Class                        Initial Note Balance
----------------------           ------------------------------
     Class __                                    $_______

Classes of Book-Entry
Notes:                                   Class __.

Description of Mortgage Loans:           Fixed-rate and adjustable-rate
                                         one-to-four-family residential mortgage
                                         loans having an aggregate principal
                                         balance as of the Cut-Off Date of
                                         approximately $_______.

Denominations:                           The Offered Notes listed above under
                                         Book-Entry Notes will be issued in
                                         book-entry form.  Each such Note will be
                                         evidenced by one or more notes registered
                                         in the name of Cede & Co. ("Cede") in the
                                         aggregate amount equal to the Initial
                                         Note Balance of such Class.  Interests in
                                         such Classes of Offered Notes issued in
                                         the name of Cede may be purchased by
                                         investors in minimum denominations of
                                         $_______ and integral multiples of
                                         $_______.

Cut-Off Date:                            _____ __, 200_

Note Ratings:

           Class __

S&P              Moody's
____             ____

                                                     Amount of Series [_____],
     Underwriter                                  Class __ Notes to be Purchased
                                             ------------------------------------------
     ______________                                             $_______
                                                                $_______
                                                                $_______

Purchase Price Percentage:
            Class __ Notes               _____%